Exhibit 10.13

SPECIMENS OF STOCK OPTION AGREEMENTS

IDX SYSTEMS CORPORATION

STOCK OPTION AGREEMENT

(attached to Notice of Grant of Stock Options)

1. Grant of Option. IDX Systems Corporation, a Vermont corporation (the “Company”), hereby grants to the individual (the “Optionee”) specified on the Notice of Grant of Stock Option to which this Agreement is attached (the “Notice”), an option (the “Option”) pursuant to the Company’s 1995 Stock Option Plan (the “Plan”) to purchase the number of shares specified in the Notice of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the price per share specified in the Notice, purchasable as set forth in and subject to the terms and conditions of the Notice, this Agreement, and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424 (e) and 424 (f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”) and all of the Company’s predecessors, successors and assigns.

2. Incentive Stock Option. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

3. Exercise of Option and Provisions for Termination.

(a) Expiration. The Option shall expire on the date that is ten (10) years after the date of grant set forth in the Notice (the “Expiration Date”). The Option may not be exercised at any time after the Expiration Date.

(b) Vesting Schedule. Except as otherwise provided in this Agreement, the Option shall become exercisable prior to the Expiration Date in four annual increments, each representing one-fourth of the total number of shares subject to the Option, as set forth in the Notice. The right of exercise shall be cumulative so that it shall be exercisable, in whole or in part, with respect to all vested shares not purchased at any time prior to the Expiration Date or the earlier termination of this Option.

(c) Exercise Procedure. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee’s delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Secretary of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share or for fewer than ten whole shares.

(d) Continuous Employment Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time he or she attempts to exercise this Option, is, and has been at all times since the date of grant of this Option, an employee of the Company or as a consultant of the Company subsequent to the termination of employment with the Company.

(e) Exercise Period Upon Termination of Employment. If the Optionee ceases to be employed by the Company for any reason, or ceases to continue working for the Company as a consultant subsequent to the termination of employment with the Company, then, except as provided in paragraphs (f) and (g) below, the right to exercise this Option shall terminate 30 days after such cessation (but in no event after the Expiration Date), provided that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation. The Company’s obligation to deliver shares upon the exercise of this Option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements, arising by reason of this Option being treated as a non-statutory option or otherwise. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

(f) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled prior to the Expiration Date while he or she is an employee of the Company, or ceases to continue working for the Company as a consultant subsequent to the termination of employment by the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee or consultant of the Company, this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this Option is transferred by will or the laws of descent and distribution, provided that this Option shall be exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee”, as used in this Option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(g) Resignation of Employment. If the Optionee, prior to the Expiration Date, voluntarily resigns from employment with the Company, the right to exercise this Option shall terminate immediately upon such resignation.

4. Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulations T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company’s Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Board of Directors of the Company.

(c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises Options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

(d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an Option granted under the Plan or any other stock option or restricted stock plan of the Company.

5. Delivery of Shares; Compliance with Securities Laws, Etc.

(a) General. The Company shall, upon payment of the Option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. Except as provided in paragraph (f) of Section 3, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any unauthorized attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null and void. Notwithstanding the foregoing, Optionee may transfer by gift all or any portion of the Option to any lineal descendent (including any legally adopted child), spouse or parent, or to any trust or similar entity of which such a person is the beneficiary.

7. No Special Employment Rights. Nothing contained in the Plan or this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised.

8. Termination of the Plan; No Right to Future Grants; Extraordinary Item of Compensation. By entering into the Notice and Stock Option Agreement, the Optionee acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Optionee’s participation in the Plan is voluntary; (v) that the value of the option is an extraordinary item of compensation which is outside the scope of the Optionee’s employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

9. Cancellation and Rescission of Option.

(a) General. The Company may cancel, rescind, suspend, withhold or otherwise limit or restrict any options that have not been exercised at any time if the Optionee is not in compliance with all applicable provisions of this Agreement and the Plan, or if the Optionee engages in any “Detrimental Activity.” For purposes of this Section 9, “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in any agreement between the Optionee and the Company, including without limitation the Company’s Employment, Non-competition and Non-disclosure Agreement, relating to the business of the Company, acquired by the Optionee either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to any agreement between the Optionee and the Company, including without limitation the Company’s Employment, Non-competition and Non-disclosure Agreement, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Optionee’s employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

(b) Rescission. Upon exercise of an Option pursuant to this Stock Option Agreement, the Optionee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Optionee fails to comply with the provisions of paragraphs (a)(i)-(vii) of this Section 9 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Option, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Optionee by the Company.

10. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

11. Data Privacy. By entering into the Notice and Stock Option Agreement, the Optionee: (i) authorizes the Company, and any agent of the Company administering the Plan or providing Plan recordkeeping or communication services, to disclose to the Company such information and data as the Company shall request in order to facilitate the grant of past, present or future options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company to store and transmit such information in electronic form.

12. Adjustment Provisions.

(a) General. If, through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

(b) Board Authority to Make Adjustments. Any adjustments under this Section 12 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

(c) Limits on Adjustments. No adjustment shall be made under this Section 12 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

13. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of (i) a consolidation or merger, (ii) sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or (iii) a liquidation of the Company, prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16(a) of the Plan.

14. Withholding Taxes. The Company’s obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

15. Investment Representations; Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this Option shall be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the share in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

(iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.

(iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this Option may not be registered under the Securities Act and may be “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is currently a registration statement on file with the Securities and Exchange Commission with respect to certain shares of Common Stock of the Company, and a registration statement with respect to shares exercisable under the Plan, but the Company has no obligation to register any shares acquired pursuant to the exercise of this Option under the Securities Act or to keep current any existing registration or prospectus.

By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 15.

(b) Legends on Stock Certificates. If required by the Company, all stock certificates representing shares of Common Stock issued to the Optionee or any other person upon exercise of this Option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required. The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer.”

16. Miscellaneous.

(a) Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b) All notices under this Option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another one year from the date of grant.

(c) This Option shall be governed by and construed in accordance with the laws of the State of Vermont.

Form of Director Stock Option Agreement

(to be used in connection with the grant of options with a transferability provision)

1. Grant of Option. IDX Systems Corporation, a Vermont corporation (the “Company”), hereby grants to                      (the “Optionee”) an option, pursuant to the Company’s 1995 Director Stock Option Plan (the “Plan”), to purchase an aggregate of              shares of Common Stock (“Common Stock”) of the Company at a price of $             per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, this option shall become exercisable on or after              and prior to the tenth anniversary of the date of grant (hereinafter the “Expiration Date”). The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

(b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Secretary of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option a director of the Company (an “Eligible Optionee”).

(d) Termination of Relationship with the Company. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate one year after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the

Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the confidentiality provisions of any nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon such violation.

(e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Optionee, or if the Optionee dies within one year after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for “cause” as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee”, as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(f) Discharge for Cause. If the Optionee, prior to the Expiration Date, is removed as a director for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” shall mean willful misconduct by the Optionee or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any nondisclosure or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been removed “for cause” if the Company determines, within 30 days after the Optionee’s resignation, that discharge for cause was warranted.

(g) Rights of Transferee. A transferee who has received this option [, or a part thereof,] pursuant to Section 5(c) of the Plan may exercise such option only to the extent that the Optionee is an Eligible Optionee at the time of such exercise, or, after the Optionee has ceased to be an Eligible Optionee, for the duration and to the extent that the Optionee is permitted to exercise such option pursuant to this Section 3.

4. Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company’s Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

(c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

(d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

5. Delivery of Shares; Compliance With Securities Laws, Etc.

(a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or (iii) pursuant to Section 5(c) of the Plan. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the relationship of the Optionee with the Company for the period within which this option may be exercised.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. Adjustment Provisions.

(a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

(b) Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16(a) of the Plan.

11. Withholding Taxes. The Company’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12. Investment Representations; Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

(iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Optionee agrees that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly (a “Disposition”), any shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b) Legends on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer.”

13. Miscellaneous.

(a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c) This option shall be governed by and construed in accordance with the laws of the State of Vermont.

Date of Grant:	IDX Systems Corporation

By:
Name:
Title:

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s current Prospectus for the Plan.

OPTIONEE

Name:

ADDRESS:

Form of Addendum to Director Stock Option Agreement

THIS ADDENDUM is made as of this      day of             ,             , by and between IDX Systems Corporation (“IDX” or “Company”) and                              (the “Optionee”).

Background of Agreement

The Company has granted to Optionee the options listed below (the “Options”), on the dates set forth below, under the Company’s 1995 Director Stock Option Plan, as amended (the “Plan”), to purchase the number of shares of Common Stock of the Company at the exercise price per share, each as set forth below. Each such option is purchasable in accordance with the terms set forth in certain Director Stock Option Agreements (the “Existing Option Agreements”) and is subject to the terms and conditions of the respective Existing Option Agreement and the Plan.

Options

Grant Date	Number of Shares	Exercise Price per Share

[Options]

In connection with an amendment to the Plan approved by the Board of Directors of the Company on May     , 2003, IDX and Optionee desire to amend each Existing Option Agreement to permit certain transfers by the Optionee of his Options.

IN CONSIDERATION of the premises, the covenants set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	SCOPE AND EFFECT. This Addendum modifies, supplements and becomes a part of each Existing Option Agreement and in the event of any express conflict or inconsistency between the express terms hereof and the terms of the Existing Option Agreements, the terms of this Addendum shall govern and control. In all other respects, each Existing Option Agreement shall be and remain in full force and effect.

2.	RIGHTS OF TRANSFEREE. Section 3 of each Existing Option Agreement is hereby amended by adding the following as a new Section 3(g):

“(g) Rights of Transferee. A transferee who has received this option[, or a part thereof,] pursuant to Section 5(c) of the Plan may exercise such option only to the extent that the Optionee is an Eligible Optionee at the time of such exercise, or, after the Optionee has ceased to be an Eligible Optionee, for the duration and to the extent that the Optionee is permitted to exercise such option pursuant to this Section 3.”

3.	NONTRANSFERABILITY OF OPTION. Section 6 of each Existing Option Agreement is hereby amended and restated as follows:

“6. Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or (iii) pursuant to Section 5(c) of the Plan. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.”

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first set forth above.

IDX SYSTEMS CORPORATION

By:
James H. Crook, Jr.
Chief Executive Officer

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing Addendum and agrees to the terms and conditions thereof.

OPTIONEE

Name: